UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2026

CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-38671	52-2083046
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)
2275 Research Boulevard, Suite 600, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)
(301) 468-8848
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CBNK	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant's Certifying Accountant.

On August 14, 2026, Capital Bancorp, Inc., a Maryland corporation (the “Company”) dismissed Elliott Davis, PLLC as the Company’s independent registered public accounting firm, and informed Crowe LLP that the Audit Committee of the Company’s Board of Directors had approved the selection of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The dismissal of Elliott Davis, PLLC was approved by the Audit Committee of the Board of Directors of the Company. As of the date of this Current Report on Form 8-K, Crowe LLP has been formally engaged as the Company's independent registered public accounting firm.

The Audit Committee determined to engage a larger independent registered public accounting firm with additional resources and industry specialization to support the Company's continued growth and expanding operations.

The audit reports of Elliott Davis, PLLC on the Company’s consolidated financial statements as of and for the years ended December 31, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2025 and 2024, and through August 14, 2026, there have been no (a) disagreements with Elliott Davis, PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Elliott Davis, PLLC’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements, or (b) any reportable events requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K, other than a material weakness in the Company's internal control over financial reporting disclosed by the Company in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

The Company has provided a copy of the foregoing disclosures to Elliott Davis, PLLC and requested that Elliott Davis, PLLC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Elliott Davis, PLLC agrees with the above statements. A copy of Elliott Davis, PLLC’s letter to the Securities and Exchange Commission, dated August 14, 2026, is filed as Exhibit 16.1 to this Form 8-K.

Except as disclosed below, during the fiscal years ended December 31, 2025 and 2024, and through August 14, 2026, neither the Company, nor anyone on its behalf, consulted with Crowe LLP regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement,” as described in Item 304(a)(1)(iv) of Regulation S-K, or any “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K. Previously, in conjunction with the Company’s October 1, 2024 acquisition of Integrated Financial Holdings, Inc., the Company engaged Crowe LLP for the Valuation of the Loan Portfolio, Core Deposit Customer Relationship Intangible Asset, Certificates of Deposit, Customer Relationships, Trade name, Assembled Workforce and Windsor Advantage, LLC entity.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are filed as part of this report:
2

Exhibit No.	Description

16.1	Letter of Elliott Davis, PLLC to the Securities and Exchange Commission
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANCORP, INC.

Date: August 14, 2026	By: /s/ Jacob Dalaya
Name: Jacob Dalaya
Title: Chief Financial Officer

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